UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2005

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01        Other Events.

On March 10, 2005, Larry M. Rinehart, President/CEO of PFF Bancorp, Inc. will be participating as a panelist at the Sandler O'Neill West Coast Financial Services conference.  This presentation can be accessed telephonically by dialing (800) 239-8730 and referencing Sandler O'Neill Conference-Session 1.  Additionally, the Company will be refreshing its December 31, 2004 Investor update slides to the Investor Relations portion of the PFF Bank & Trust web site at www.pffbank.com beginning March 10, 2005.

A copy of the press release dated March 4, 2005, describing these items is attached as Exhibit 99.1

Item 9.01            Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit No.            Description

99.1	PFF Bancorp, Inc. press release dated March 4, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: March 8, 2005